                                                      EXECUTION COPY
                                                             7/8/97




                         INTERIM REINSURANCE AGREEMENT



                                 by and among



                           ZENITH INSURANCE COMPANY


                                      and


                            RISCORP INSURANCE COMPANY
                                       and
                  RISCORP PROPERTY & CASUALTY INSURANCE COMPANY



                            Dated as of June 18, 1997

                            INTERIM REINSURANCE AGREEMENT

         This Interim Reinsurance Agreement (this "Agreement"), dated as of 12:01 a.m. Eastern Daylight Savings Time on June 18, 1997 (the "Effective Date"), is made by and among Zenith Insurance Company, a stock insurance company organized under the laws of the State of California ("Zenith"), and RISCORP Insurance Company, a stock insurance company organized under the laws of the State of Florida ("RIC"), and RISCORP Property & Casualty Insurance Company, a stock insurance company organized under the laws of the State of Florida ("RP&C"), (RIC and RP&C being sometimes hereinafter referred to individually as an "Insurance Subsidiary" and collectively as the "Insurance Subsidiaries").

         WHEREAS, Zenith and the Insurance Subsidiaries are entering into this Agreement pursuant to the Purchase Agreement (as defined below);

         WHEREAS, the Insurance Subsidiaries have agreed to cede to Zenith, and Zenith has agreed to assume, certain liabilities and obligations of the Insurance Subsidiaries under the Insurance Contracts (as defined below) on the terms set forth herein; and

         WHEREAS, the Florida Department of Insurance has approved this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

        Section 1.1. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings given to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "AAA" shall have the meaning set forth in Section 10.1 hereof.

         "EFFECTIVE DATE" means the date specified in the first paragraph hereof.

         "ENDORSEMENT" means an endorsement in the form of Exhibit A.

         "EXPECTED AMOUNT" means an aggregate of $51 million of direct gross premiums written by both Insurance Subsidiaries on and after the Effective Date with respect to the Insurance Contracts.

         "INSURANCE COMMISSIONER" means the Insurance Commissioner of the State of Florida.

         "INSURANCE CONTRACTS" means the treaties, policies, binders, slips and other agreements of workers' compensation and employers liability insurance written by the Insurance Subsidiaries for their own account (including all supplements, endorsements, riders and ancillary agreements in connection therewith) covering risks in the State of Florida to the extent that the foregoing are (i) in force on the Effective Date or (ii) issued by an Insurance Subsidiary in compliance with the written underwriting guidelines attached hereto as Exhibit B on or after the Effective Date and prior to the earlier of (A) the Closing Date and (B) the date of termination of the Purchase Agreement pursuant to its terms.

         "INSURANCE LIABILITIES" means (i) all liabilities and obligations of the Insurance Subsidiaries to policyholders under the Insurance Contracts, to the extent the same arise from losses occurring on or after the Effective Date, before any deduction for reinsurance ceded and (ii) all amounts payable for returns or refunds of premiums under the Insurance Contracts.

         "PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of June 17, 1997, among Zenith, the Insurance Subsidiaries, RISCORP, Inc., RISCORP of Florida, Inc., RISCORP Management Services, Inc., RISCORP Managed Care Services, Inc., RISCORP Insurance Services, Inc., CompSource, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP Services, Inc., RISCORP Staffing Solutions Holdings, Inc., RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II.

         "SAP" means statutory accounting principles prescribed or permitted by the Insurance Commissioner.

         "TRUST ACCOUNT" means the Trust Account as defined in the relevant Trust Agreement.

         "TRUST AGREEMENTS" mean the Trust Agreements among Zenith, each Insurance Subsidiary, and the Trustee, which are substantially in the form of Exhibit C hereto.

         "TRUSTEE" means the trustee named in the Trust Agreements and any successor trustee appointed as such pursuant to the terms of the Trust Agreements.

                                  ARTICLE II.

                               BUSINESS REINSURED

         Section 2.1. INDEMNITY REINSURANCE. Each of the Insurance Subsidiaries hereby cedes, and Zenith hereby accepts and assumes, and agrees to indemnify each of the Insurance Subsidiaries for, one hundred percent (100%) of the Insurance Liabilities under the Insurance Contracts issued by such Insurance Subsidiary in the event that such Insurance Subsidiary shall be declared insolvent under applicable insurance law pursuant to court order; PROVIDED, HOWEVER, that the amount due from Zenith shall be limited to the portion of the Insurance Liabilities remaining unpaid under the terms and conditions of such Insurance Contracts.

         Section 2.2. CONDITIONS; PRESERVATION OF DEFENSES. All Insurance Liabilities for which Zenith shall assume liability hereunder are subject in all respects to the same written terms, conditions, waivers, modifications, alterations and cancellations as the Insurance Contracts. Zenith accepts and assumes the Insurance Liabilities in accordance with the terms of this Agreement and subject to all defenses, setoffs and counterclaims to which the Insurance Subsidiaries would be entitled with respect to the Insurance Contracts. The parties agree that no such defenses, setoffs or counterclaims are waived under this Agreement and that as of the Effective Date, Zenith shall be fully subrogated to all such defenses, setoffs and counterclaims and be entitled to the full benefits thereof.

         Section 2.3. REINSURANCE ENDORSEMENTS. Zenith shall promptly issue an Endorsement to each holder of an Insurance Contract, as an endorsement to this Agreement for the benefit of such holder.

                                  ARTICLE III.

                                 CONSIDERATION

         Section 3.1. INITIAL CONSIDERATION. In consideration of Zenith's assumption of the Insurance Liabilities hereunder, each of the Insurance Subsidiaries hereby transfers (i) to Zenith an initial reinsurance premium equal to one percent (1%) of the gross unearned premium reserve of such Insurance Subsidiary as of the Effective Date with respect to such Insurance Subsidiary's Insurance Contracts calculated in accordance with SAP and (ii) to the Trustee for deposit in the appropriate Trust Account an amount equal to the sum of (A) thirty-three percent (33%) of such gross unearned premium reserve as of the Effective Date and (B) (1) $12 million, in the case of RIC, and (2) $5 million, in the case of RP&C.

         Section 3.2. FUTURE CONSIDERATION. As additional consideration for Zenith's assumption of the Insurance Liabilities hereunder, each of the Insurance Subsidiaries shall transfer (i) to Zenith as additional reinsurance premiums an amount equal to one percent (1%) of the direct gross premiums written by such Insurance Subsidiary on or after the Effective Date with respect to such Insurance Subsidiary's Insurance Contracts and (ii) to the Trustee for deposit in the appropriate Trust Account thirty-three percent (33%) of any direct gross premiums written in excess of the Expected Amount by such Insurance Subsidiary on or after the Effective Date with respect to the Insurance Contracts.

         Section 3.3. ADDITIONAL REINSURANCE PREMIUM. In the event that Zenith pays any amount of Insurance Liabilities pursuant to this Agreement, the applicable Insurance Subsidiary shall pay to Zenith, as additional reinsurance premium, an amount equal to such Insurance Liabilities so paid.

         Section 3.4. RETURN OF REINSURANCE PREMIUM. Upon the termination of the Purchase Agreement pursuant to its terms, Zenith shall cause the Trustee to remit to the Insurance Subsidiaries the amount (if any) by which (i) $17 million exceeds (ii) thirty-three percent (33%) of the aggregate direct gross premiums written by both Insurance Subsidiaries on and after the Effective Date with respect to the Insurance Contracts.

                                  ARTICLE IV.

                  ASSIGNMENT OF CEDED REINSURANCE AGREEMENTS

         Section 4.1.  ASSIGNMENT.   As of the Effective Date, each of the
Insurance Subsidiaries hereby transfers, sets over, assigns and conveys to Zenith all of such Insurance Subsidiary's right, title and interest under the reinsurance agreements set forth on Schedule A hereto to the extent that any such agreement relates to Insurance Liabilities actually paid by Zenith pursuant to this Agreement (collectively, the "Subsidiaries' Reinsurance Agreements"), including (i) amounts held by or which may become due from assuming reinsurers with respect to any Subsidiaries' Reinsurance Agreement, and (ii) letters of credit, trust funds and other security mechanisms outstanding for the benefit of the Insurance Subsidiaries pursuant to the terms of any of the Subsidiaries' Reinsurance Agreements.

         The Insurance Subsidiaries shall reasonably cooperate with Zenith in obtaining the consent of reinsurers under the Subsidiaries' Reinsurance Agreements to such assignment.

         Section 4.2. CEDED REINSURANCE COLLATERAL. To the extent necessary to effect transfer of any Subsidiaries' Reinsurance Agreement, each Insurance Subsidiary hereby appoints Zenith as attorney-in-fact for such Insurance Subsidiary to act for and on behalf of it with respect to letters of credit, trust funds and other security mechanisms outstanding for the benefit of such Insurance Subsidiary pursuant to the terms of any of the Subsidiaries' Reinsurance Agreements, and such Insurance Subsidiary shall execute and deliver to Zenith such additional instruments as Zenith may reasonably request to give effect to such appointment as attorney-in-fact, and to provide appropriate evidence that the Insurance Subsidiaries have assigned to Zenith all of their rights under the Subsidiaries' Reinsurance Agreements with respect to any such letters of credit, trust funds or other accounting mechanism.

                                   ARTICLE V.

                                ADMINISTRATION

         Section 5.1. ADMINISTRATION. Notwithstanding anything to the contrary in this Agreement, the Insurance Subsidiaries shall not, without the prior written consent of Zenith (a) settle any claims relating to the Insurance Contracts, other than in the ordinary course of business and consistent with past practice, or (b) settle any litigation relating to the Insurance
Contracts for more than $100,000.

                                 ARTICLE VI.

                              GENERAL PROVISIONS

         Section 6.1. INSPECTION. Zenith and the Insurance Subsidiaries, or their designated representatives, may inspect, at the place where such records are located, any and all books and records of the other parties hereto reasonably relating to this Agreement, during normal business hours and upon reasonable notice. The rights of the parties under this Section 6.1 shall survive termination of this Agreement.

         Section 6.2. MISUNDERSTANDINGS AND OVERSIGHTS. Any delay, omission, error or failure to pay amounts due or to perform any other act required by this Agreement that is unintentional and caused by misunderstanding or oversight shall not be held to relieve either party to this Agreement from any obligation hereunder if such delay, omission, error or failure is corrected within 20 Business Days of receipt of notice of such delay, omission, error or failure and neither party shall have been prejudiced.

         Section 6.3. ADJUSTMENTS. If the liability of any of the Insurance Subsidiaries under any of the Insurance Contracts is changed as a result of a change required by law or regulation or any other reason, Zenith will share in the change proportionately to the amount reinsured hereunder.

         Section 6.4. COMMUNICATIONS RELATING TO THE INSURANCE CONTRACTS. After the Effective Date, the Insurance Subsidiaries and Zenith each shall forward promptly to the other copies of all notices and other written communications it receives relating to the Insurance Contracts (including, without limitation, all inquiries and complaints from state insurance regulators, brokers and other service providers and reinsurers and all notices of claims, suits and actions for which it receives service of process).

         Section 6.5. DUTY OF COOPERATION. The Insurance Subsidiaries and Zenith shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement.

         Section 6.6. SUBROGATION. Zenith shall be subrogated, as respects any loss for which Zenith shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to Zenith, to all the rights of the applicable Insurance Subsidiary against any person or other entity who may be legally responsible in damages for said loss. In addition, in such event, Zenith shall have all of the rights of the Insurance Subsidiaries to any collateral that secures obligations arising out of the applicable Insurance Contract. Zenith is hereby authorized and empowered to bring any appropriate action in the name of the such Insurance Subsidiary or otherwise to enforce such rights. Zenith's obligation to make payment of any Insurance Liabilities shall also be conditioned on the agreement of the policyholder under each applicable Insurance Contract that Zenith shall be subrogated to all rights of such policyholder against the applicable Insurance Subsidiary and/or any applicable guarantee funds.

         Section 6.7 INDEMNIFICATION. The Insurance Subsidiaries' sole and exclusive remedy with respect to a breach of this Agreement shall be the indemnities provided by Section 9.02 of the Purchase Agreement, except that any dispute between the parties arising hereunder for which such indemnities are being sought shall be subject to arbitration pursuant to Article X hereof.

                                 ARTICLE VII.

                                  ACCOUNTING

         Section 7.1.  ACCOUNTING REPORTS.    On or before the last day of
each month following the Effective Date, each of the Insurance Subsidiaries will render a written statement of account to Zenith and the Insurance Commissioner showing reinsurance premium due Zenith with respect to the prior month and amounts to be deposited in the Trust Account established by it. Concurrent with the delivery of the statement of account for each month, each Insurance Subsidiary shall remit to the Trustee any amounts due under such account.

         In the event of any dispute between Zenith and any Insurance Subsidiary, the undisputed portion of the amount due shall be paid immediately. The parties will promptly clarify the amount of difference, and the difference shall be paid promptly thereafter.

         Section 7.2. REPORTS TO INSURANCE DEPARTMENTS. During the term of this Agreement, Zenith and the Insurance Subsidiaries will promptly furnish to the other, copies of any and all filings with, and reports or communications received from, any regulatory authority which relate directly and materially to the Insurance Contracts.

         Section 7.3. UNDERWRITING REPORTS. Concurrent with the delivery of the reports delivered pursuant to Section 7.1 of this Agreement, each of the Insurance Subsidiaries will render to Zenith and the Insurance Commissioner a written report showing the number of Insurance Contracts issued by such Insurance Subsidiary during the prior month and the premium charged with respect to each such Insurance Contract; PROVIDED, HOWEVER, that with respect to Insurance Contracts subject to any retrospective premium adjustment, such reports shall be delivered weekly, on or before Friday of each week with respect to Insurance Contracts issued during the prior week. In addition, such Insurance Subsidiary shall concurrently with each weekly report deliver a certificate signed by a duly authorized officer of such Insurance Subsidiary, certifying that each such Insurance Contract was issued in compliance with the underwriting guidelines attached as Exhibit B hereto.

                                ARTICLE VIII.

                                 TERMINATION

         Section 8.1. TERMINATION. Except as mutually agreed by the Insurance Subsidiaries and Zenith following 60 days advance written notice by the Insurance Subsidiaries and Zenith to the Insurance Commissioner of an intent to terminate this Agreement, this Agreement shall terminate when all Insurance Contracts expire and Zenith shall remain liable for losses occurring subsequent to the natural expiry of the Insurance Contracts.

                                  ARTICLE IX.

                                  INSOLVENCY

         Section 9.1. PAYMENTS BY ZENITH. In the event that any Insurance Subsidiary shall be declared insolvent under applicable insurance law pursuant to court order, Zenith will pay to each policyholder or other claimant under an Insurance Contract that is identified in an Endorsement issued pursuant to Section 2.3 hereof, as a direct beneficiary of this Agreement, the remaining unpaid Insurance Liabilities due under such Insurance Contract as the direct obligation of Zenith. A list of the initial insureds to be issued an Endorsement is attached hereto as Schedule B. Such Schedule shall be deemed amended automatically as to any Endorsements that are issued pursuant to this Agreement with respect to Insurance Contracts issued on or after the Effective Date.

                                  ARTICLE X.

                                 ARBITRATION

         Section 10.1. APPOINTMENT OF ARBITRATORS. Any dispute or difference arising under this Agreement that cannot be resolved by agreement among the parties hereto shall be decided by arbitration in accordance with this Article X. Any such arbitration shall be conducted expeditiously and confidentially in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") as such rules shall be in effect on the date of delivery of demand for arbitration. Any such arbitration shall be heard and conducted in New York, New York. Notwithstanding the rules of the AAA, the arbitration panel in any such arbitration shall consist of three persons who must be disinterested current or retired officers of insurance or reinsurance companies other than the parties to this Agreement or their affiliates. Within twenty days of delivery of any demand for arbitration hereunder, the applicable Insurance Subsidiary and Zenith shall each appoint one arbitrator, and the two arbitrators so selected shall appoint the third arbitrator within twenty days of their appointment. In the event the two selected arbitrators are unable to agree upon the selection of a third arbitrator after reasonable efforts, a panel of seven qualified persons shall be requested from the AAA. The parties shall alternately strike one person with the last remaining person being the third designated arbitrator. Each party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses connected with the presentation of such party's case.
One-half of any remaining costs of any arbitration, including the cost of the record or transcripts thereof, if any, administrative fees and all other fees involved shall be paid by Zenith, and the remaining one-half shall be paid by the applicable Insurance Subsidiary.

         Section 10.2. DECISION. The arbitrators shall consider customary and standard practices in the insurance business. They shall decide by a majority vote of the arbitrators. All decisions of the arbitrators shall be made in accordance with the laws of the State of Florida without regard to conflict of laws principles. Any award rendered by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching their decision. There shall be no appeal from their written decision. Judgment may be entered on the decision of the arbitrators by any court having jurisdiction.

         Section 10.3. CONFIDENTIALITY. Zenith and each of the Insurance Subsidiaries agree that the existence, conduct and content of any arbitration shall be kept confidential and no party shall disclose to any person any information about such arbitration, except as may be required by law or for financial reporting purposes in each party's financial statements.

         Section 10.4. SURVIVAL OF ARTICLE. This Article X shall survive termination of this Agreement.

         Section 10.5. OTHER ACTIONS. Submission of a matter to arbitration shall be a condition precedent to any right to institute a proceeding at law or in equity concerning such matter, except for injunctive or other provisional relief pending the arbitration of a matter subject to arbitration pursuant to this Agreement.

                                  ARTICLE XI.

                                 TRUST ACCOUNTS

         Section 11.1. TRUST AGREEMENTS. To provide for the prompt, due and complete payment of the obligations of each Insurance Subsidiary to pay reinsurance premiums to Zenith under this Agreement, each Insurance Subsidiary shall establish, pursuant to a Trust Agreement, and maintain, for the benefit of Zenith, a Trust Account into which certain assets are transferred, conveyed and deposited into trust pursuant to the Trust Agreement.

         Section 11.2. TRUST ACCOUNTS. (a) Zenith and each of the Insurance Subsidiaries agree that the assets in the Trust Accounts may be withdrawn by Zenith in accordance with the procedures set forth in the Trust Agreements, PROVIDED such assets are applied and utilized by Zenith (or any successor of Zenith by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of Zenith) without diminution because of the insolvency of Zenith or any Insurance Subsidiary, to satisfy the obligations of an Insurance Subsidiary to pay to Zenith any reinsurance premium due to Zenith from such Insurance Subsidiary pursuant to this Agreement.

         (b) Zenith and each of the Insurance Subsidiaries agree that the assets in the Trust Accounts may not be withdrawn by or for the benefit of the Insurance Subsidiaries except as provided in the Trust Agreements.

                                ARTICLE XII.

         REPRESENTATIONS AND WARRANTIES OF INSURANCE SUBSIDIARIES

         The Insurance Subsidiaries hereby represent and warrant to Zenith that the following statements are true and correct as of the date hereof or such other time as may be specified in such statements.

         Section 12.1. SOLVENCY. After giving effect to the transactions contemplated by this Agreement, the Insurance Subsidiaries, individually and on a consolidated basis, are solvent, able to pay their debts as they mature, have capital sufficient to carry on their businesses and all businesses in which they are about to engage, and:

         (i) the assets of the Insurance Subsidiaries, individually and on a consolidated basis, at a fair evaluation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities other than any such liabilities arising pursuant to Article IX of the Purchase Agreement) of the Insurance Subsidiaries;

         (ii) current projections which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect the Insurance Subsidiaries' judgment based on present circumstances, the most likely set of conditions and the Insurance Subsidiaries most likely course of action for the period projected, demonstrate that the Insurance Subsidiaries, individually and on a consolidated basis, will have sufficient cash flow to enable them to pay their debts as they mature or the Insurance Subsidiaries are reasonably satisfied that they will be able to refinance such debt at or prior to maturity on commercial reasonable terms; and

         (iii) the Insurance Subsidiaries, individually and on a consolidated basis, do not have unreasonably small capital base with which to engage in their anticipated businesses.

                                 ARTICLE XIII.

                           MISCELLANEOUS PROVISIONS

         Section 13.1. HEADINGS. Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

         Section 13.2. NOTICES. All notices and communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight delivery service (providing for proof of delivery). All notices or communications with Zenith under this Agreement shall be directed to:

         Zenith Insurance Company
         21255 Califa Street
         Woodland Hills, CA  91367-5021
         Attention:  Stanley R. Zax

    with copies to:

         LeBoeuf, Lamb, Greene & MacRae, L.L.P.
         125 West 55th Street
         New York, New York  10019
         Attention:  Alexander M. Dye, Esq.

                   and

         Florida Department of Insurance
         200 E. Gaines Street
         Tallahassee, Florida  32399-0329
         Attention:  Wayne Johnson

All notices and communications with the Insurance Subsidiaries under this Agreement shall be directed to:

         RISCORP, Inc.
         1390 Main Street
         Sarasota, Florida  34236
         Attention:  Walter E. Riehemann, Esq.

    with copies to:

         Alston & Bird
         One Atlantic Center
         1201 West Peachtree Street
         Atlanta, GA  30309-3424
         Attention:  J. Vaughan Curtis, Esq.

         Polsinelli, White, Vardeman & Shalton
         Suite 1000 Plaza Steppes
         700 West 47th Street
         Kansas City, MO  64112-1802
         Attention:  Robert B. Sullivan, Esq.

                   and

         Florida Department of Insurance
         200 E. Gaines Street
         Tallahassee, Florida  32399-0329
         Attention:  Wayne Johnson

         Section 13.3. SEVERABILITY. If any term or provision of this Agreement shall be held void, illegal or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

         Section 13.4. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

         Section 13.5. INTERPRETATION. For purposes of this Agreement, the words "hereof," "herein," "hereby" and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein. the same shall include the singular, where appropriate.

         Section 13.6. EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 13.7. AMENDMENTS; ENTIRE AGREEMENT. This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Purchase Agreement and the Ancillary Agreements, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

         Section 13.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                  ZENITH INSURANCE COMPANY



                                  By: /s/ STANLEY R. ZAX
                                      --------------------------------
                                        Name:  Stanley R. Zax
                                        Title: Chairman & President


                                  RISCORP INSURANCE COMPANY



                                  By: /s/ FREDERICK DAWSON
                                      --------------------------------
                                        Name:  Frederick Dawson
                                        Title: Chief Executive Officer


                                  RISCORP PROPERTY & CASUALTY
                                      INSURANCE COMPANY



                                  By: /s/ FREDERICK DAWSON
                                      --------------------------------
                                        Name:  Frederick Dawson
                                        Title: Chief Executive Officer

                                      SCHEDULE A


                                REINSURANCE AGREEMENTS


    1. Workers Compensation Quota Share Reinsurance Agreement (No. 2078-0001) between RISCORP Insurance Company, RISCORP Property and Casualty Insurance Company and American Re-Insurance Company effective as of 12:01 a.m. January 1, 1995.

    2. Reinsurance Agreement between RISCORP Insurance Company, RISCORP Property and Casualty Insurance Company and CNA.

                                   SCHEDULE B


                                INITIAL INSUREDS
                                ----------------


                              [RISCORP TO PROVIDE]

                                  EXHIBIT A

                                 ENDORSEMENT
                                 -----------

      This Endorsement is issued by Zenith Insurance Company, a California
stock insurance company (hereinafter "Reinsurer"), for the benefit of [      ]
(hereinafter "Payee"). This Endorsement is part of and shall attach to the Interim Reinsurance Agreement by and among Reinsurer, RISCORP Insurance Company and RISCORP Property & Casualty Insurance Company, effective as of June 18, 1997 (hereinafter, "Reinsurance Agreement").

      The Reinsurer and [    ], a Florida stock insurance company
(hereinafter, "Company"), have entered into the Reinsurance Agreement with respect to the loss payment obligations under the Company's Policy Number
[    ](hereinafter "Policy") to the extent that such obligations relate to losses occurring on or after June 18, 1997 ("reinsured losses"). Pursuant to the Reinsurance Agreement, the Company and the Reinsurer have agreed as follows:

1. In the event that the Company is declared insolvent under applicable insurance law pursuant to court order, the Reinsurer shall become liable to pay 100% of the reinsured losses directly to the Payee, or other claimant under the Policy, as a direct beneficiary under the Reinsurance Agreement. In addition, in such event, the Reinsurer shall become liable to pay 100% of any return premiums due under the Policy.

2. The Reinsurer's obligation to make payments directly to the Payee or other claimant pursuant to this Endorsement and the Reinsurance Agreement shall be limited by the Company's liability under the terms, limits and conditions contained in the Policy.

3. The Reinsurer's obligation to make payment directly to the Payee or other claimant pursuant to this Endorsement and the Reinsurance Agreement shall be conditioned on the Payee's agreement that the Reinsurer shall be entitled to all rights of the Company under the Policy, including but not limited to subrogation rights and any rights the Company may have to collateral securing obligations arising under the Policy. The Reinsurer's obligation to make such payment shall also be conditioned on the Payee's agreement that the Reinsurer shall be subrogated to all rights of the Payee against the Company and/or any applicable guarantee funds.

4. The application of this Endorsement to the Reinsurance Agreement shall terminate upon the cancellation of the Policy. In the event the Reinsurance Agreement is terminated, this Endorsement shall survive until the end of the Policy period in which the Endorsement was issued.

       IN WITNESS WHEREOF Zenith Insurance Company has issued this
Endorsement on this     day of       , 1997.


                                       ZENITH INSURANCE COMPANY


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT B

                           UNDERWRITING GUIDELINES
                           -----------------------


Accounts with one or more of the following characteristics should not be written without prior approval from Zenith.

1.   Current year Loss Ratio in excess of 150%.

2.   Two years of preceding 3 years with Loss Ratios in excess of 100%.

3.   Gaps in coverage during the past 3 years.

4.   Debtor in Possession (Chapter 11).

5.   New Venture or Material Change in Ownership during past 12 months.

6.   Level of Exposure not contemplated by classification.

7.   More than 25% of Gross Receipts paid to Sub-Contractors.

8.   Engage in the providing of Temporary Help to others or Employee Leasing.

9.   Engaged in Interstate Trucking.

10. New and Renewal Retrospectively Rated Policies other than those in accordance with agreed parameters and reported weekly to Zenith

11. New & Renewal Participating Policies other than those in accordance with agreed parameters and reported weekly to Zenith.

12. New & Renewal Deferred Premium Plans other than those in accordance with agreed parameters and reported weekly to Zenith.

13.  New & Renewal Policies with Commissions greater than 10%.

14.  New & Renewal Policies with Deposit Premiums of less than:

     10%  (if subsequent billings are monthly)
     30%  (if subsequent billings are quarterly)
     60%  (if subsequent billing is semi-annual)
     100% (if no interim billings)

                                                                EXECUTION COPY
                                                                        7/8/97


==============================================================================



                                TRUST AGREEMENT


                                  by and among


                    RISCORP INSURANCE COMPANY, as grantor,

                                      and

                  ZENITH INSURANCE COMPANY, as beneficiary,

                                      and

                    FIRST UNION NATIONAL BANK, as trustee




                         Dated as of June 18, 1997




==============================================================================

                               TRUST AGREEMENT

         THIS TRUST AGREEMENT (this "Agreement"), dated as of June 18, 1997, is entered into by and among RISCORP INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Florida ("Riscorp"), as grantor, and ZENITH INSURANCE COMPANY, a stock insurance company organized under the laws of the State of California ("Zenith"), as beneficiary, and First Union National Bank, as trustee, a national banking association organized and existing under the laws of the United States of America ("Trustee").

                             W I T N E S S E T H

         WHEREAS, Zenith and Riscorp have entered into an Interim Reinsurance Agreement dated as of June 18, 1997 (the "Reinsurance Agreement"), pursuant to which Zenith has agreed to accept reinsurance ceded by Riscorp;

         WHEREAS, Riscorp desires to establish a trust account hereunder and deliver certain assets into trust for the benefit of Zenith to assure that Zenith will have access to sufficient assets in the event that Riscorp becomes unable to meet its obligations under the Reinsurance Agreement to pay reinsurance premiums to Zenith;

         WHEREAS, Trustee is willing to act as trustee of the trust account to be established hereunder; and

         WHEREAS, the Florida Department of Insurance (the "Department") has approved this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                 DEFINITIONS

         The following terms shall have the respective meanings set forth below throughout the Agreement:

         "AFFILIATE" means, with respect to any Person, at the time in question, any other Person controlling, controlled by or under common control with such Person.

         "ASSETS" shall mean the assets of Riscorp, title to which is transferred and delivered by Riscorp to the Trustee to be maintained by the Trustee in the Trust Account, and held in trust for the sole and exclusive benefit of Zenith, pursuant to this Agreement, and in which Riscorp has a reversionary interest upon termination of this Agreement.

         "AUTHORIZED INVESTMENTS" shall have the meaning set forth in Section
2.03 hereof.

         "BOOK-ENTRY SYSTEM" shall mean a book-entry system for Authorized Investments maintained at a clearing corporation (as defined in the Uniform Commercial Code).

         "BUSINESS DAY," for purposes of this Agreement, shall mean any day which is not a Saturday, Sunday or other day on which banks located in the State of Florida are authorized or required by law to remain closed. Any payment due hereunder on a day that is not a Business Day shall be due and payable on the next succeeding Business Day.

         "CASH EQUIVALENTS" means, as of any particular date, money market funds, marketable obligations issued or guaranteed by the United States Government, certificates of deposit (not exceeding $100,000), bankers' acceptances and other similar liquid investments, in each case with a maturity date of not more than 90 days from the date on which any such instrument is transferred pursuant to the terms of this Agreement, the market value of which on the date of transfer will be counted as equivalent to cash for purposes of satisfying the aggregate amount of cash and Cash Equivalents required to be transferred as described in Section 2.01 hereof.

         "CREDITED TO THE TRUST ACCOUNT" means: (a) in the case of securities, (i) the making by the Trustee of an appropriate recordation on the pertinent books and records of the Trustee that the Assets constituting securities that are Delivered from time to time are being held in the Trust Account, for the benefit of Zenith, and (ii) the sending by the Trustee, to Zenith, of a written confirmation of the Delivery clearly identifying the Delivered Assets by types, issuers, numbers, amounts, maturities and other descriptions customary in the banking and securities industries; and (b) in the case of cash, the deposit of cash Assets into the Trust Account. The confirmation described in (a)(ii) above shall be forwarded to Zenith within one (1) Business Day of the Delivery by the Trustee of Delivered Assets to the Trust Account.

         "DELIVER" means (A) in the case of Assets in the form of cash, to transfer by wire to the Trustee, without any offset and free and clear of all liens, claims and interests (other than any interest created by this Agreement); and (B) in the case of Assets in the form of Authorized Investments, the ownership of which is transferred by possession of a physical certificate, delivery, free and clear of all liens, claims and interests (other than the interest created by this Agreement) of a physical certificate or certificates representing such Assets in suitable form for delivery and transfer, either registered in the name of the party to whom Delivery is effected, its nominee or accompanied by duly executed instruments of transfer or assignment in blank, and, in any case, accompanied by any required transfer tax stamps, or (C) in the case of Authorized Investments in book-entry form, (i) the issuance by Riscorp or any other person of entitlement orders or instructions appropriate to cause such Assets to be credited by a clearing corporation, including, where appropriate, any Federal Reserve Bank, to a securities account of the Trustee at such clearing corporation; (ii) by the making by the relevant clearing corporation of an appropriate recordation that such Assets have been credited to a securities account of the Trustee at such clearing corporation; and (iii) the sending of an appropriate confirmation from such clearing corporation to the Trustee that it holds such Assets in such securities account. The terms "Delivery" used as a noun or "Delivered" used as an adjective or participle have a corresponding meaning.

         "LIENS" shall mean any security interest, mortgage, pledge, charge, hypothecation, assignment, encumbrance, lien (statutory or other), or preference, priority or other security arrangement of any kind or nature whatsoever, and the filing of any financing statement or similar instrument under the Uniform Commercial Code, the common law or other applicable law of any jurisdiction, domestic foreign.

         "PROCEEDS" shall mean, collectively: (a) any cash, instruments, securities or other rights or property received from the sale, lease, exchange or other disposition of any Assets, (b) any cash, instruments, securities or other property collected on or with respect to any Assets, whether in the ordinary course of business, upon realization on any Assets or otherwise, including, without limitation, any payments of principal, interest, premium or dividends with respect to the Assets, and (c) any proceeds of any guaranty, indemnity, hold-harmless arrangement, letter of credit, insurance, co-insurance or re-insurance covering all or any portion of the Assets.

         "REINSURANCE AGREEMENT" has the meaning set forth in the first recital hereof.

         "REINSURANCE OBLIGATIONS" shall mean all of Riscorp's now existing and hereafter arising or assumed actual and contingent obligations and liabilities to Zenith under the Transaction Documents, as the same may be amended, modified, extended, supplemented and/or restated or novated from time to time.

         "RISCORP" shall have meaning set forth in the introductory paragraph.

         "SECURITIES" means corporate securities with a rating of AA or better by Standard & Poors Corporation, and any and all related security entitlements. In determining whether any corporate securities are rated AA or better by Standard & Poors Corporation, the Trustee shall be fully protected in relying on any written advice of Zenith.

         "TERMINATION CERTIFICATE" shall have the meaning set forth in
Section 6.02 hereof.

         "TRANSACTION DOCUMENTS" shall mean, collectively this Agreement and the Reinsurance Agreement.

         "TREASURIES" means security entitlements in and to debt obligations, having a maturity of not more than two years, of the United States Department of the Treasury.

         "TRUST ACCOUNT" shall have the meaning set forth in Section 2.01 hereof.

         "TRUSTEE" shall have the meaning set forth in the introductory paragraph hereof.

         "WRITTEN NOTIFICATIONS" shall have the meaning set forth in Section
3.04 hereof.

         "ZENITH" shall have the meaning set forth in the introductory paragraph and in Section 6.05 hereof.

         "ZENITH'S BENEFICIAL INTEREST" shall mean Zenith's beneficial interest in the Assets, as set forth and limited herein.

                                  ARTICLE II

                   PROVISIONS RELATING TO THE TRUST ACCOUNT
                   ----------------------------------------

         Section 2.01. ESTABLISHMENT OF TRUST ACCOUNT; INITIAL DELIVERY OF ASSETS. The Trustee shall establish a trust account (the "Trust Account") in the name of the Trustee, as trustee for the benefit of Zenith and such Trust Account shall bear the designation "First Union National Bank, as trustee, for the benefit of Zenith Insurance Company." Pursuant to the Reinsurance Agreement and in accordance with the terms thereof, Riscorp agrees to Deliver to the Trustee on the Business Day following the date of execution of this Agreement and the Reinsurance Agreement cash, Cash Equivalents, Treasuries and Securities with a market value of at least $35 million, and the Trustee shall cause to be Credited to the Trust Account such amount. Riscorp hereby transfers, assigns and conveys to the Trustee, for the benefit of Zenith, all right, title and interest of Riscorp in the Assets in the Trust Account.

         Section 2.02. AUTHORIZATION AND POWER OF TRUSTEE. Trustee and its lawfully appointed successors are authorized and shall have the power to (a) receive such additional Assets as Riscorp from time to time may transfer or remit to or vest in Trustee or place in Trustee's hands or under Trustee's control or such additional Assets as are otherwise deposited in the Trust Account and (b) hold, invest, reinvest, manage and dispose of the same for the uses and purposes and in the manner and according to the provisions hereinafter set forth. All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets of the Trustee and Riscorp, and all Assets shall be continuously kept in a safe place at Trustee's office within the United States of America.

         Section 2.03. AUTHORIZED INVESTMENTS. Assets initially credited to the Trust Account shall consist only of cash, Cash Equivalents, Treasuries and Securities, and any investments and reinvestments thereof shall consist only of cash, Cash Equivalents and Treasuries (the "Authorized Investments").

         Section 2.04. ASSIGNMENTS AND ENDORSEMENTS. Zenith and Riscorp shall, upon execution of this Agreement and from time to time thereafter as required, execute assignments or endorsements in blank of all securities, or other property, standing in the name of Riscorp, as appropriate which are delivered to Trustee to form a part of the Trust Account so that, whenever necessary, Assets held in the Trust Account can be negotiated as provided herein without the consent or signature of Riscorp, or of any other person or entity. Any Assets received by Trustee which are not in such proper negotiable form shall not be accepted by Trustee and shall be returned to Riscorp as unacceptable. In addition, Trustee may hold Assets of the Trust Account in bearer form or in its own name or that of a nominee.

         Section 2.05. REINVESTMENT OF PROCEEDS OF AUTHORIZED INVESTMENTS. All proceeds, including payments of interest, dividends and, upon maturity, principal actually received in respect of Assets in the Trust Account shall be reinvested by the Trustee, at the direction of Riscorp, in cash, Cash Equivalents and Treasuries, and Credited to the Trust Account.

         Section 2.06. WITHDRAWALS. (a) Withdrawals from the Trust Account may be made by or at the direction of Zenith at any time and from time to time, with concurrent notice to, but without the necessity for any consent of, Riscorp and the Department, solely for the purpose of paying reinsurance premiums pursuant to the Reinsurance Agreement, upon the issuance by Zenith of a written instruction to the Trustee. No other statements or documents need be presented by Zenith in order to withdraw or direct the withdrawal of Assets, except that, prior to the initial withdrawal, Zenith agrees that it will present to the Trustee a certified copy of an order or other appropriate document issued by a court or the Department declaring Riscorp insolvent under applicable insurance law, and Zenith may be required by Trustee to acknowledge receipt of withdrawn Assets. Upon receipt of an instruction from Zenith directing a withdrawal, Trustee shall immediately take any and all necessary steps to transfer absolutely and unequivocally to Zenith or as otherwise directed by Zenith all right, title and interest in the Assets being withdrawn, and to deliver the custody thereof to Zenith or as otherwise directed by Zenith. Trustee shall be protected in relying upon any instruction by Zenith for withdrawal of Assets.

              (b) No withdrawals from the Trust Account may be made by, for the benefit of, or at the direction of Riscorp, except upon the termination of this Trust Agreement or, at the direction of Zenith, in accordance with
Section 3.04 of the Reinsurance Agreement.

         Section 2.07. ACCOUNTINGS AND NOTICES. Trustee shall furnish to Zenith and Riscorp an accounting of all Assets in the Trust Account upon its inception and thereafter at intervals no less frequent than as of the end of each month, valued in accordance with their current market value. Such accounting shall be given as soon as practicable, but in no event later than 30 days after such date.

         Section 2.08. CREDIT FOR ASSETS. Riscorp and Zenith agree that, so long as Riscorp shall not be declared insolvent under applicable insurance law pursuant to court order, the Assets shall be admitted assets of Riscorp.

                                  ARTICLE III

                        PROVISIONS RELATING TO TRUSTEE
                        ------------------------------

         Section 3.01. QUALIFICATIONS. The Trustee shall be a bank or trust company which is a member of the Federal Reserve System of the United States of America with capital and surplus in excess of $1,000,000,000 and shall not be an Affiliate of Zenith or Riscorp.

         Section 3.02. COMPENSATION. The Trustee shall be entitled to receive, as compensation for its services hereunder, an annual fee, computed and payable quarterly in advance, at such rate as may be agreed from time to time in writing between the Trustee and Riscorp. Riscorp shall be solely responsible for the payment of the fee of the Trustee and all reasonable expenses of the Trustee, including reasonable fees of counsel. The Trust Account shall not be utilized for the payment of such fees and expenses except in the event that Riscorp shall fail to pay such fees or expenses.

         Section 3.03. FIDUCIARY RELATIONSHIP; LIABILITY. The Trustee shall receive and hold all Assets transferred to it in a fiduciary capacity. The Trustee shall be liable for the safekeeping of the Assets and administration of the Trust Account in accordance with provisions of this Agreement. The Trustee shall not be liable nor responsible for any loss to the Trust Account unless such loss shall be caused by its own negligence, wilful misconduct or lack of good faith or failure to comply with its obligations under this Agreement.

         Section 3.04. RELIANCE ON WRITTEN NOTIFICATIONS. Subject to its obligations under Section 3.03 hereof, the Trustee shall be protected in acting upon any Termination Certificate, statement, instruction, direction, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, telegram, telex, letter or other paper or document (collectively, "Written Notifications") believed by the Trustee to be genuine and to have been signed, sent or presented by the proper party or parties. All Written Notifications to the Trustee (unless otherwise provided therein) shall be deemed to be effective when received by the Trustee.

         Section 3.05. PROOF OF CERTAIN MATTERS. Whenever the Trustee, in the administration of the Trust Account created by this Agreement, shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Written Notification signed by or on behalf of Zenith or Riscorp, as appropriate, and delivered to the Trustee, and said Written Notification shall be full warrant to the Trustee for any action taken, suffered or omitted by it on the faith thereof; however, in its discretion, the Trustee may in lieu thereof accept other evidence of the fact or matter or may require such other or additional evidence as it may deem reasonable.

         Section 3.06. DESIGNATION OF AUTHORIZED OFFICERS. Except when otherwise expressly provided in this Agreement, any Written Notification to be delivered or furnished by Zenith or Riscorp shall be sufficiently executed if executed in the name of Zenith or Riscorp by such officer or officers of Zenith or Riscorp or by such other agent or agents of Zenith or Riscorp as may be designated in a resolution certified, or a letter of advice executed, by an authorized officer of Zenith or Riscorp. Written notice of such designation by Zenith or Riscorp shall be filed with the Trustee. The Trustee shall be protected in acting upon any Written Notification made by such officer or agent of Zenith or Riscorp with respect to the authority conferred on him.

         Section 3.07. RECORDS. The Trustee shall keep full and complete records of the administration of the Trust Account. Zenith and/or Riscorp may examine such records at any time during business hours. Such examinations may be made by any person or persons duly authorized in writing by Zenith or Riscorp.

         Section 3.08. ACCEPTANCE OF TRUST; RESIGNATION. (a) The Trustee hereby accepts the trust herein created and declared upon the terms herein expressed.

              (b) The Trustee may resign, by written resignation, effective not less than 90 days after receipt thereof by Zenith and Riscorp, and Zenith and Riscorp may remove the Trustee at any time, without assigning any cause therefor, by the delivery to the Trustee of a written notice of removal (executed by Zenith and Riscorp), effective not less than 90 days after receipt by the

Trustee of the notice, provided that no such resignation or removal shall be effective until a successor trustee has been appointed by Zenith and Riscorp and has accepted such appointment and all Assets in the Trust Account have been duly transferred to such successor trustee. In case of the appointment of a successor trustee, all of the powers, rights and duties of Trustee named herein shall survive and continue in the successor Trustee and every successor Trustee shall succeed to, take and have all the estate, powers, rights and duties which belonged to or were held by its predecessor. In the case of the resignation or removal of a Trustee, such Trustee shall have the right to a final accounting with respect to the Trust Account.

         Section 3.09. ACKNOWLEDGMENT OF TRUST AND REPRESENTATIONS OF THE TRUSTEE. The Trustee acknowledges receipt of notice of Zenith's Beneficial Interest in the Assets, and the Trustee will mark its records, by book-entry or otherwise, to indicate Zenith's Beneficial Interest in the Assets.
Without limiting the foregoing, the Trustee agrees to so mark its records relating to the Trust Account and the securities and other investment property and Assets Credited to the Trust Account. As of the date hereof:
(a) Zenith's Beneficial Interest in the Assets is identified on the books and records of the Trustee, by book-entry or otherwise; (b) the Trustee has not confirmed an interest in the Trust Account or the Assets Credited to the Trust Account to any person other than to Zenith; and (c) the Trustee's records do not indicate any claim to the Trust Account or the Assets Credited to the Trust Account adverse to that of Zenith nor do they indicate any person, other than Riscorp and Zenith, as having any interest in such Assets or authority to issue instructions or entitlement orders with respect to such Assets or the Trust Account. The Trustee will not take any action to permit anyone other than Zenith simultaneously or subsequently to create or perfect a security interest in the Assets or the Trust Account except as expressly provided in Section 5.02 hereof. The Trustee also hereby subordinates in favor of Zenith any contractual or statutory security interest or lien that the Trustee may acquire with respect to the Assets or the Trust Account. In connection with any investment or reinvestment of any amounts hereunder in Authorized Investments to be held in the Trust Account, Riscorp and the Trustee will take all steps necessary to ensure that such Authorized Investments are Delivered to the Trustee and Credited to the Trust Account. Pursuant to Zenith's agreement with Riscorp, under which, as between Zenith and Riscorp, Zenith agrees that withdrawals may only be made to pay reinsurance premiums due pursuant to the Reinsurance Agreement, the Trustee is authorized and directed by Riscorp, and the Trustee hereby agrees with Riscorp, to comply with and follow (without the necessity of obtaining Riscorp's further consent) any instructions and entitlement orders that Zenith may give with respect to the Trust Account or the Assets Credited to the Trust Account. Until the Trustee receives written instructions from Zenith to the contrary, the Trustee agrees not to permit or allow Riscorp to redeem or to withdraw any of the Assets, or any income or proceeds derived or to be derived therefrom.

         Section 3.10. RELIANCE ON COUNSEL. The Trustee shall be fully protected in relying on any written advice of counsel rendered in conjunction with its duties hereunder.

                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF RISCORP
                 -----------------------------------------

         Section 4.01. FURTHER ASSURANCES. (a) Riscorp will give notice to the Trustee and Zenith of, and defend the Assets against, any suit, action or proceeding against the Assets or which could adversely affect the interest of the Trustee or Zenith's Beneficial Interest therein.

         (b) Riscorp hereby waives any and all rights of offset, recoupment and counterclaim that it may now or hereafter have against any of the Reinsurance Obligations.

         (c) At any time and from time to time, upon the request of Zenith, and at the sole expense of Riscorp, Riscorp will promptly and duly execute and deliver any and all such further instruments, endorsements, powers of attorney and other documents, make such filings, give such notices and take such further action as Zenith may reasonably deem desirable in obtaining the full benefits of the Transaction Documents and of the rights, remedies and powers herein granted, including, without limitation, the following:

              (i) the filing of any financing statements, in a form acceptable to Zenith under the Uniform Commercial Code in effect in any jurisdiction, with respect to the interests granted hereby. Riscorp also hereby authorizes Zenith to file any such financing statement without the signature of Riscorp to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. Riscorp will pay or reimburse Zenith for all filing fees and related expenses;

              (ii) making (or reimbursing Zenith upon demand for making) all searches deemed necessary by Zenith to establish and determine the priority of Zenith's Beneficial Interest or to determine the presence or priority of other secured parties; and

              (iii) furnishing to Zenith from time to time statements and schedules further identifying and describing the Assets and such other reports in connection with the Assets as Zenith may reasonably request, all in reasonable detail and in form satisfactory to Zenith.

         (d) Riscorp will not take or permit to be taken any action which could impair Zenith's Beneficial Interest in the Assets.

         (e) Riscorp will not create, incur or permit to exist, will defend the Assets against, and will take such other action as is necessary to remove, any Lien or claim on or to the Assets, other than the interests created hereby and will defend the right, title and interest of the Trustee, and Zenith in and to any of the Assets against the claims and demands of all Persons whomsoever.

         (f) Riscorp will not sell, transfer, lease or otherwise dispose of any of the Assets, or attempt, offer or contract to do so, except as provided hereunder.

         (g) Riscorp will advise Zenith promptly, in reasonable detail, in accordance with the provisions hereof: (i) of any Lien on, or claim asserted against, any of the Assets and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Assets or on Zenith's Beneficial Interest created hereunder.

         Section 4.02 RECOURSE. Riscorp shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Assets are insufficient to satisfy the Reinsurance Obligations. Riscorp shall also be liable for all expenses of Zenith incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by Zenith to collect such deficiency.

                                  ARTICLE V

                                  INDEMNITY
                                  ---------

         Section 5.01. INDEMNITY. (a) Riscorp agrees to indemnify, reimburse and hold the Trustee and Zenith, and their respective officers, directors, employees, representatives and agents (hereinafter in this Section referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, and reasonable costs and expenses, including reasonable fees of counsel) (for the purposes of this Section the foregoing are collectively called "expenses") for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights hereunder, or in any way relating to or arising out of the ownership, delivery, control, acceptance, possession or other disposition of the Assets, the violation of the laws of any country, state or other governmental body or unit, any tort or any contract claim; provided, that Riscorp shall have no obligation to reimburse Zenith for expenses of Zenith's counsel in connection with the preparation and negotiation of this Agreement; provided, further, that no indemnitee shall be indemnified pursuant to this Section for expenses to the extent caused by the negligence or wilful misconduct of such Indemnitee. Riscorp agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, Riscorp shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Riscorp of any such assertion of which such Indemnitee has knowledge. The indemnity provided by this Section shall survive the termination of this Agreement.

         (b) Without limiting the application of clause (a) of this Section, Riscorp agrees to pay, or reimburse Zenith for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection for Zenith's Beneficial Interest in, the Assets, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Assets, premiums for insurance with respect to the Assets and all other fees, costs and expenses in connection with protection, maintaining or preserving the Assets and Zenith's Beneficial

Interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Assets.

         (c) Without limiting the application of clauses (a) and (b) of this Section, Riscorp agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Riscorp in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

         (d) if and to the extent that the obligations of Riscorp under this Section are unenforceable for any reason, Riscorp hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         Section 5.02. INDEMNITY OBLIGATIONS SECURED BY ASSETS; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute obligations of Riscorp secured by the Assets. The indemnity obligations of Riscorp contained in this Article shall continue in full force and effect notwithstanding the full payment and performance of the Reinsurance Obligations and notwithstanding the discharge thereof.

                                   ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

         Section 6.01. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be delivered personally (by courier or otherwise), telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails, as follows:

         (1)  If to Zenith to:

              Zenith Insurance Company
              21255 Califa Street
              Woodland Hills, CA  91367-5021
              Attention:  Stanley R. Zax
              Telecopier No.:  (818) 713-0177

              With a concurrent copy to:

              LeBoeuf, Lamb, Greene & MacRae, L.L.P.
              125 West 55th Street
              New York, NY  10019-5389
              Attention:  Alexander M. Dye, Esq.
              Telecopier No.:  (212) 424-8500

         (2)  If to Trustee to:

              First Union National Bank
              225 Water Street
              Third Floor
              Jacksonville, FL  32202
              Attention:  Donnie Hurrelbrink
              Telecopier No.:  (904) 361-7735

              with a concurrent copy to:

              Irv Weinstein
              Rogers, Towers, Bailey, Jones & Gay
              1301 Riverplace Boulevard
              Suite 1500
              Jacksonville, FL 32207
              Telecopier  No.:  (904)-396-0663

         (3)  If to Riscorp to:

              RISCORP, Inc.
              1390 Main Street
              Sarasota, FL  34236
              Attention:  Walter Riehemann, Esq.
              Telecopier No.:  (941) 362-6120

              With a concurrent copy to:

              Alston & Bird
              One Atlantic Center
              1201 West Peachtree Street
              Atlanta, GA  30309
              Attention:  J. Vaughan Curtis, Esq.
              Telecopier No.:  (404) 881-7777

              Polsinelli, White, Vardeman & Shalton
              Suite 1000 Plaza Steppes
              700 West 47th Street
              Kansas City, MO 64112-1802
              Attention:  Robert B. Sullivan, Esq.
              Telecopier No.:  (816) 753-1536

         Any party may, by notice given in accordance with this Agreement to the other parties, designate another address or person for receipt of notices hereunder.

         Section 6.02. TERMINATION. This Agreement shall be terminated upon Trustee's receipt of a certificate substantially in the form of Exhibit A hereto (a "Termination Certificate") signed by a duly authorized officer of Zenith and a duly authorized officer of Riscorp. Within 10 days of the termination of this Agreement, Trustee shall transfer, pay over and deliver to Zenith or Riscorp, as applicable, all right, title and interest in the remaining assets of the Trust Account in exchange for a written receipt from the receiving party. The Department shall, not less than 30 days prior to Zenith's delivery of a Termination Certificate to the Trustee, be provided with a copy of such Termination Certificate and notified in writing by Zenith of its intention regarding termination of the Trust Account.

         Section 6.03. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA AND, WITH RESPECT TO ANY ASSETS CONSISTING OF AUTHORIZED INVESTMENTS THAT ARE SUBJECT TO FEDERAL "BOOK ENTRY" REGULATIONS, BY FEDERAL LAW, WHICH INCORPORATES REVISED ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE.

         Section 6.04. AMENDMENT. This Agreement may be amended at any time by written agreement signed by Zenith and Riscorp and delivered to Trustee; PROVIDED, HOWEVER, that no such amendment shall affect the powers, rights or duties of Trustee without Trustee's written consent.

         Section 6.05. AGREEMENT FOR BENEFIT OF ZENITH. This Agreement shall be for the sole use and benefit of Zenith and the Trustee. The powers conferred on Zenith hereunder are solely to protect Zenith's Beneficial Interest in the Assets and shall not impose any duty upon Zenith to exercise any such powers. Zenith shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Zenith nor any of its officers, directors, employees or agents shall be responsible to Riscorp for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. As used herein, the term "Zenith" shall include any successor to Zenith by operation of law, including, without limit, any liquidator, rehabilitator, receiver or conservator.

         Section 6.06. LIMITATION ON DUTIES REGARDING PRESERVATION OF ASSETS. The sole duty of the Trustee with respect to the custody, safekeeping and physical preservation of the Assets in its possession shall be to deal with it in the same manner as the Trustee with similar property for its own account. The Trustee shall not have any obligation to take any steps to preserve rights against prior parties to any Assets. Neither the Trustee, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Assets upon the request of Riscorp or otherwise.

         Section 6.07. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, RISCORP HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH ZENITH'S TAKING POSSESSION OR ZENITH'S DISPOSITION OF ANY OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY

PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH RISCORP WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE STATES OR OF ANY STATE, AND RISCORP HEREBY FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW:

         (a) all damages occasioned by such taking of possession except any damages which are the direct result of the negligence or willful misconduct of the Trustee or Zenith;

         (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the rights of Zenith hereunder;

         (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration presentment, protest, advertisement or notice of any kind to or upon Riscorp or any other Person; and

         (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement, the absolute sale of the Assets or any portion thereof, and Riscorp, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

         Section 6.08. ENTIRE AGREEMENT. This Agreement is not subject to any conditions or qualifications outside this Agreement. This Agreement constitutes the entire agreement of the parties and no other documents will be referred to or apply.

         Section 6.09. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             ZENITH INSURANCE COMPANY, as beneficiary



                             By /s/ STANLEY R. ZAX
                                ---------------------------------------
                                Name:  Stanley R. Zax
                                Title: Chairman & President


                             RISCORP INSURANCE COMPANY, as grantor


                             By  /s/ FREDERICK DAWSON
                                ---------------------------------------
                                Name:  Frederick Dawson
                                Title:  Chief Executive Officer


                             FIRST UNION NATIONAL BANK, as trustee



                             By /s/ DONALD T. HURRELBRINK
                                ---------------------------------------
                                Name:  Donald T. Hurrelbrink
                                Title: Assistant Vice President

                                                             Exhibit A



                             TERMINATION CERTIFICATE

    Each of the undersigned, the [insert position] and a duly authorized officer of Zenith Insurance Company ("Zenith"), the [insert position] and a duly authorized officer of RISCORP Insurance Company ("RIC"), do hereby certify as follows:

    (1) The Interim Reinsurance Agreement dated as of June 18, 1997 by and among Zenith and RIC and RISCORP Property & Casualty Insurance Company has been terminated in accordance with the provisions thereof.

    (2) The Trustee is directed to transfer all assets remaining in the Trust Account as follows: [wire transfer instructions]

    This Certificate is a "Termination Certificate" within the meaning of
Section 6.02 of the Trust Agreement dated as of June 18, 1997 entered into by and among Zenith, RIC and First Union National Bank, as a trustee.

Dated:
      ------------------     ---------------------------------------
                             Name:
                             Title:
                             Zenith Insurance Company


Dated:
      ------------------     ---------------------------------------
                             Name:
                             Title:
                             RISCORP Insurance Company

                                                      EXECUTION COPY
                                                             7/10/97

=============================================================================



                                AMENDMENT NO. 1


                                      to


                                TRUST AGREEMENT

                                 by and among


                     RISCORP INSURANCE COMPANY, as grantor

                                      and

                    ZENITH INSURANCE COMPANY, as beneficiary,

                                      and

                      FIRST UNION NATIONAL BANK, as trustee


                            Dated as of June 18, 1997


=============================================================================

                                AMENDMENT NO. 1
                                      to
                                TRUST AGREEMENT
                                ---------------

     THIS AMENDMENT NO. 1 TO TRUST AGREEMENT (this "Amendment No. 1"), dated as of June 18, 1997, is entered into by and among RISCORP INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Florida ("Riscorp"), as grantor, and ZENITH INSURANCE COMPANY, a stock insurance company organized under the laws of the State of California ("Zenith"), as beneficiary, and FIRST UNION NATIONAL BANK, as trustee, a national banking association organized and existing under the laws of United States of America ("Trustee").

                             W I T N E S S E T H
                             -------------------

     WHEREAS, Zenith and Riscorp have entered into an Interim Reinsurance Agreement dated as of June 18, 1997 (the "Reinsurance Agreement"), pursuant to which Zenith has agreed to accept reinsurance ceded by Riscorp.

     WHEREAS, Zenith, Riscorp and Trustee have entered into a Trust Agreement dated as of June 18, 1997 (the "Trust Agreement"), in order to establish a trust account for the benefit of Zenith to assure that Zenith will have access to sufficient assets in the event that Riscorp becomes unable to meet its obligations under the Reinsurance Agreement to pay reinsurance premiums to Zenith; and

     WHEREAS, Zenith, Riscorp and Trustee desire to amend the Trust Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   AMENDMENTS
                                   ----------

     Section 1.01. Article I of the Trust Agreement is hereby amended by deleting the definition of "Securities" in its entirety and, in lieu thereof, replacing it with the following definition of "Securities":

     "SECURITIES" means securities with a rating of AA or better by Standard & Poors Corporation, and any and all related security entitlements. In determining whether any securities are rated AA or better by Standard & Poors Corporation, the Trustee shall be fully protected in relying on any written advice of Zenith.

     Section 1.02. Article II, Section 2.01 of the Trust Agreement is hereby amended by adding the word "second" on the sixth line thereof before the words "Business Day."

                                   ARTICLE II

                                  MISCELLANEOUS
                                  -------------


      2.01. OTHER TERMS AND CONDITIONS RATIFIED AND CONFIRMED. Except as amended in Article I above, all other terms and conditions of the Trust Agreement are hereby ratified and confirmed by Zenith, Riscorp, and Trustee, and shall remain in full force and effect.

     2.02. COUNTERPARTS. This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    ZENITH INSURANCE COMPANY, as beneficiary



                                    By /s/ STANLEY R. ZAX
                                      ------------------------------------
                                      Name:  Stanley R. Zax
                                      Title: Chairman & President


                                    RISCORP INSURANCE COMPANY, as grantor



                                    By /s/ FREDERICK DAWSON
                                      ------------------------------------
                                      Name:  Frederick Dawson
                                      Title: Chief Executive Officer


                                    FIRST UNION NATIONAL BANK, as trustee



                                    By /s/  DONALD T. HURRELBRINK
                                      ------------------------------------
                                      Name:  Donald T. Hurrelbrink
                                      Title: Assistant Vice President

                                                              EXECUTION COPY
                                                                      7/8/97

=============================================================================





                                   TRUST AGREEMENT


                                     by and among


              RISCORP PROPERTY & CASUALTY INSURANCE COMPANY, as grantor,

                                         and

                      ZENITH INSURANCE COMPANY, as beneficiary,

                                         and

                        FIRST UNION NATIONAL BANK, as trustee




                              Dated as of June 18, 1997




===============================================================================

                                   TRUST AGREEMENT

         THIS TRUST AGREEMENT (this "Agreement"), dated as of June 18, 1997, is entered into by and among RISCORP PROPERTY & CASUALTY INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Florida ("Riscorp"), as grantor, and ZENITH INSURANCE COMPANY, a stock insurance company organized under the laws of the State of California ("Zenith"), as beneficiary, and First Union National Bank, as trustee, a national banking association organized and existing under the laws of the United States of America ("Trustee").

                                 W I T N E S S E T H

         WHEREAS, Zenith and Riscorp have entered into an Interim Reinsurance Agreement dated as of June 18, 1997 (the "Reinsurance Agreement"), pursuant to which Zenith has agreed to accept reinsurance ceded by Riscorp;

         WHEREAS, Riscorp desires to establish a trust account hereunder and deliver certain assets into trust for the benefit of Zenith to assure that Zenith will have access to sufficient assets in the event that Riscorp becomes unable to meet its obligations under the Reinsurance Agreement to pay reinsurance premiums to Zenith;

         WHEREAS, Trustee is willing to act as trustee of the trust account to be established hereunder; and

         WHEREAS, the Florida Department of Insurance (the "Department") has approved this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

         The following terms shall have the respective meanings set forth below throughout the Agreement:

         "AFFILIATE" means, with respect to any Person, at the time in question, any other Person controlling, controlled by or under common control with such Person.

         "ASSETS" shall mean the assets of Riscorp, title to which is transferred and delivered by Riscorp to the Trustee to be maintained by the Trustee in the Trust Account, and held in trust for the sole and exclusive benefit of Zenith, pursuant to this Agreement, and in which Riscorp has a reversionary interest upon termination of this Agreement.

         "AUTHORIZED INVESTMENTS" shall have the meaning set forth in Section
2.03 hereof.

         "BOOK-ENTRY SYSTEM" shall mean a book-entry system for Authorized Investments maintained at a clearing corporation (as defined in the Uniform Commercial Code).

         "BUSINESS DAY," for purposes of this Agreement, shall mean any day which is not a Saturday, Sunday or other day on which banks located in the State of Florida are authorized or required by law to remain closed. Any payment due hereunder on a day that is not a Business Day shall be due and payable on the next succeeding Business Day.

         "CASH EQUIVALENTS" means, as of any particular date, money market funds, marketable obligations issued or guaranteed by the United States Government, certificates of deposit (not exceeding $100,000), bankers' acceptances and other similar liquid investments, in each case with a maturity date of not more than 90 days from the date on which any such instrument is transferred pursuant to the terms of this Agreement, the market value of which on the date of transfer will be counted as equivalent to cash for purposes of satisfying the aggregate amount of cash and Cash Equivalents required to be transferred as described in Section 2.01 hereof.

         "CREDITED TO THE TRUST ACCOUNT" means: (a) in the case of securities, (i) the making by the Trustee of an appropriate recordation on the pertinent books and records of the Trustee that the Assets constituting securities that are Delivered from time to time are being held in the Trust Account, for the benefit of Zenith, and (ii) the sending by the Trustee, to Zenith, of a written confirmation of the Delivery clearly identifying the Delivered Assets by types, issuers, numbers, amounts, maturities and other descriptions customary in the banking and securities industries; and (b) in the case of cash, the deposit of cash Assets into the Trust Account. The confirmation described in (a)(ii) above shall be forwarded to Zenith within one (1) Business Day of the Delivery by the Trustee of Delivered Assets to the Trust Account.

         "DELIVER" means (A) in the case of Assets in the form of cash, to transfer by wire to the Trustee, without any offset and free and clear of all liens, claims and interests (other than any interest created by this Agreement); and (B) in the case of Assets in the form of Authorized Investments, the ownership of which is transferred by possession of a physical certificate, delivery, free and clear of all liens, claims and interests (other than the interest created by this Agreement) of a physical certificate or certificates representing such Assets in suitable form for delivery and transfer, either registered in the name of the party to whom Delivery is effected, its nominee or accompanied by duly executed instruments of transfer or assignment in blank, and, in any case, accompanied by any required transfer tax stamps, or (C) in the case of Authorized Investments in book-entry form, (i) the issuance by Riscorp or any other person of entitlement orders or instructions appropriate to cause such Assets to be credited by a clearing corporation, including, where appropriate, any Federal Reserve Bank, to a securities account of the Trustee at such clearing corporation; (ii) by the making by the relevant clearing corporation of an appropriate recordation that such Assets have been credited to a securities account of the Trustee at such clearing corporation; and (iii) the sending of an appropriate confirmation from such clearing corporation to the Trustee that it holds such Assets in such securities account. The terms "Delivery" used as a noun or "Delivered" used as an adjective or participle have a corresponding meaning.

         "LIENS" shall mean any security interest, mortgage, pledge, charge, hypothecation, assignment, encumbrance, lien (statutory or other), or preference, priority or other security arrangement of any kind or nature whatsoever, and the filing of any financing statement or similar instrument under the Uniform Commercial Code, the common law or other applicable law of any jurisdiction, domestic foreign.

         "PROCEEDS" shall mean, collectively: (a) any cash, instruments, securities or other rights or property received from the sale, lease, exchange or other disposition of any Assets, (b) any cash, instruments, securities or other property collected on or with respect to any Assets, whether in the ordinary course of business, upon realization on any Assets or otherwise, including, without limitation, any payments of principal, interest, premium or dividends with respect to the Assets, and (c) any proceeds of any guaranty, indemnity, hold-harmless arrangement, letter of credit, insurance, co-insurance or re-insurance covering all or any portion of the Assets.

         "REINSURANCE AGREEMENT" has the meaning set forth in the first recital hereof.

         "REINSURANCE OBLIGATIONS" shall mean all of Riscorp's now existing and hereafter arising or assumed actual and contingent obligations and liabilities to Zenith under the Transaction Documents, as the same may be amended, modified, extended, supplemented and/or restated or novated from time to time.

         "RISCORP" shall have meaning set forth in the introductory paragraph.

         "SECURITIES" means corporate securities with a rating of AA or better by Standard & Poors Corporation, and any and all related security entitlements. In determining whether any corporate securities are rated AA or better by Standard & Poors Corporation, the Trustee shall be fully protected in relying on any written advice of Zenith.

         "TERMINATION CERTIFICATE" shall have the meaning set forth in
Section 6.02 hereof.

         "TRANSACTION DOCUMENTS" shall mean, collectively this Agreement and the Reinsurance Agreement.

         "TREASURIES" means security entitlements in and to debt obligations, having a maturity of not more than two years, of the United States Department of the Treasury.

         "TRUST ACCOUNT" shall have the meaning set forth in Section 2.01 hereof.

         "TRUSTEE" shall have the meaning set forth in the introductory paragraph hereof.

         "WRITTEN NOTIFICATIONS" shall have the meaning set forth in Section
3.04 hereof.

         "ZENITH" shall have the meaning set forth in the introductory paragraph and in Section 6.05 hereof.

         "ZENITH'S BENEFICIAL INTEREST" shall mean Zenith's beneficial interest in the Assets, as set forth and limited herein.

                                      ARTICLE II

                       PROVISIONS RELATING TO THE TRUST ACCOUNT

         Section 2.01. ESTABLISHMENT OF TRUST ACCOUNT; INITIAL DELIVERY OF ASSETS. The Trustee shall establish a trust account (the "Trust Account") in the name of the Trustee, as trustee for the benefit of Zenith and such Trust Account shall bear the designation "First Union National Bank, as trustee, for the benefit of Zenith Insurance Company." Pursuant to the Reinsurance Agreement and in accordance with the terms thereof, Riscorp agrees to Deliver to the Trustee on the Business Day following the date of execution of this Agreement and the Reinsurance Agreement cash, Cash Equivalents, Treasuries and Securities with a market value of at least $15 million, and the Trustee shall cause to be Credited to the Trust Account such amount. Riscorp hereby transfers, assigns and conveys to the Trustee, for the benefit of Zenith, all right, title and interest of Riscorp in the Assets in the Trust Account.

         Section 2.02. AUTHORIZATION AND POWER OF TRUSTEE. Trustee and its lawfully appointed successors are authorized and shall have the power to (a) receive such additional Assets as Riscorp from time to time may transfer or remit to or vest in Trustee or place in Trustee's hands or under Trustee's control or such additional Assets as are otherwise deposited in the Trust Account and (b) hold, invest, reinvest, manage and dispose of the same for the uses and purposes and in the manner and according to the provisions hereinafter set forth. All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets of the Trustee and Riscorp, and all Assets shall be continuously kept in a safe place at Trustee's office within the United States of America.

         Section 2.03. AUTHORIZED INVESTMENTS. Assets initially credited to the Trust Account shall consist only of cash, Cash Equivalents, Treasuries and Securities, and any investments and reinvestments thereof shall consist only of cash, Cash Equivalents and Treasuries (the "Authorized Investments").

         Section 2.04. ASSIGNMENTS AND ENDORSEMENTS. Zenith and Riscorp shall, upon execution of this Agreement and from time to time thereafter as required, execute assignments or endorsements in blank of all securities, or other property, standing in the name of Riscorp, as appropriate which are delivered to Trustee to form a part of the Trust Account so that, whenever necessary, Assets held in the Trust Account can be negotiated as provided herein without the consent or signature of Riscorp, or of any other person or entity. Any Assets received by Trustee which are not in such proper negotiable form shall not be accepted by Trustee and shall be returned to Riscorp as unacceptable. In addition, Trustee may hold Assets of the Trust Account in bearer form or in its own name or that of a nominee.

         Section 2.05. REINVESTMENT OF PROCEEDS OF AUTHORIZED INVESTMENTS. All proceeds, including payments of interest, dividends and, upon maturity, principal actually received in respect of Assets in the Trust Account shall be reinvested by the Trustee, at the direction of Riscorp, in cash, Cash Equivalents and Treasuries, and Credited to the Trust Account.

         Section 2.06. WITHDRAWALS. (a) Withdrawals from the Trust Account may be made by or at the direction of Zenith at any time and from time to time, with concurrent notice to, but without the necessity for any consent of, Riscorp and the Department, solely for the purpose of paying reinsurance premiums pursuant to the Reinsurance Agreement, upon the issuance by Zenith of a written instruction to the Trustee. No other statements or documents need be presented by Zenith in order to withdraw or direct the withdrawal of Assets, except that, prior to the initial withdrawal, Zenith agrees that it will present to the Trustee a certified copy of an order or other appropriate document issued by a court or the Department declaring Riscorp insolvent under applicable insurance law, and Zenith may be required by Trustee to acknowledge receipt of withdrawn Assets. Upon receipt of an instruction from Zenith directing a withdrawal, Trustee shall immediately take any and all necessary steps to transfer absolutely and unequivocally to Zenith or as otherwise directed by Zenith all right, title and interest in the Assets being withdrawn, and to deliver the custody thereof to Zenith or as otherwise directed by Zenith. Trustee shall be protected in relying upon any instruction by Zenith for withdrawal of Assets.

              (b) No withdrawals from the Trust Account may be made by, for the benefit of, or at the direction of Riscorp, except upon the termination of this Trust Agreement or, at the direction of Zenith, in accordance with
Section 3.04 of the Reinsurance Agreement.

         Section 2.07. ACCOUNTINGS AND NOTICES. Trustee shall furnish to Zenith and Riscorp an accounting of all Assets in the Trust Account upon its inception and thereafter at intervals no less frequent than as of the end of each month, valued in accordance with their current market value. Such accounting shall be given as soon as practicable, but in no event later than 30 days after such date.

         Section 2.08. CREDIT FOR ASSETS. Riscorp and Zenith agree that, so long as Riscorp shall not be declared insolvent under applicable insurance law pursuant to court order, the Assets shall be admitted assets of Riscorp.

                                     ARTICLE III

                            PROVISIONS RELATING TO TRUSTEE

         Section 3.01. QUALIFICATIONS. The Trustee shall be a bank or trust company which is a member of the Federal Reserve System of the United States of America with capital and surplus in excess of $1,000,000,000 and shall not be an Affiliate of Zenith or Riscorp.

         Section 3.02. COMPENSATION. The Trustee shall be entitled to receive, as compensation for its services hereunder, an annual fee, computed and payable quarterly in advance, at such rate as may be agreed from time to time in writing between the Trustee and Riscorp. Riscorp shall be solely responsible for the payment of the fee of the Trustee and all reasonable expenses of the Trustee, including reasonable fees of counsel. The Trust Account shall not be utilized for the payment of such fees and expenses except in the event that Riscorp shall fail to pay such fees or expenses.

         Section 3.03. FIDUCIARY RELATIONSHIP; LIABILITY. The Trustee shall receive and hold all Assets transferred to it in a fiduciary capacity. The Trustee shall be liable for the safekeeping of the Assets and administration of the Trust Account in accordance with provisions of this Agreement. The Trustee shall not be liable nor responsible for any loss to the Trust Account unless such loss shall be caused by its own negligence, wilful misconduct or lack of good faith or failure to comply with its obligations under this Agreement.

         Section 3.04. RELIANCE ON WRITTEN NOTIFICATIONS. Subject to its obligations under Section 3.03 hereof, the Trustee shall be protected in acting upon any Termination Certificate, statement, instruction, direction, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, telegram, telex, letter or other paper or document (collectively, "Written Notifications") believed by the Trustee to be genuine and to have been signed, sent or presented by the proper party or parties. All Written Notifications to the Trustee (unless otherwise provided therein) shall be deemed to be effective when received by the Trustee.

         Section 3.05. PROOF OF CERTAIN MATTERS. Whenever the Trustee, in the administration of the Trust Account created by this Agreement, shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Written Notification signed by or on behalf of Zenith or Riscorp, as appropriate, and delivered to the Trustee, and said Written Notification shall be full warrant to the Trustee for any action taken, suffered or omitted by it on the faith thereof; however, in its discretion, the Trustee may in lieu thereof accept other evidence of the fact or matter or may require such other or additional evidence as it may deem reasonable.

         Section 3.06. DESIGNATION OF AUTHORIZED OFFICERS. Except when otherwise expressly provided in this Agreement, any Written Notification to be delivered or furnished by Zenith or Riscorp shall be sufficiently executed if executed in the name of Zenith or Riscorp by such officer or officers of Zenith or Riscorp or by such other agent or agents of Zenith or Riscorp as may be designated in a resolution certified, or a letter of advice executed, by an authorized officer of Zenith or Riscorp. Written notice of such designation by Zenith or Riscorp shall be filed with the Trustee. The Trustee shall be protected in acting upon any Written Notification made by such officer or agent of Zenith or Riscorp with respect to the authority conferred on him.

         Section 3.07. RECORDS. The Trustee shall keep full and complete records of the administration of the Trust Account. Zenith and/or Riscorp may examine such records at any time during business hours. Such examinations may be made by any person or persons duly authorized in writing by Zenith or Riscorp.

         Section 3.08. ACCEPTANCE OF TRUST; RESIGNATION. (a) The Trustee hereby accepts the trust herein created and declared upon the terms herein expressed.

              (b) The Trustee may resign, by written resignation, effective not less than 90 days after receipt thereof by Zenith and Riscorp, and Zenith and Riscorp may remove the Trustee at any time, without assigning any cause therefor, by the delivery to the Trustee of a written notice of removal (executed by Zenith and Riscorp), effective not less than 90 days after receipt by the

Trustee of the notice, provided that no such resignation or removal shall be effective until a successor trustee has been appointed by Zenith and Riscorp and has accepted such appointment and all Assets in the Trust Account have been duly transferred to such successor trustee. In case of the appointment of a successor trustee, all of the powers, rights and duties of Trustee named herein shall survive and continue in the successor Trustee and every successor Trustee shall succeed to, take and have all the estate, powers, rights and duties which belonged to or were held by its predecessor. In the case of the resignation or removal of a Trustee, such Trustee shall have the right to a final accounting with respect to the Trust Account.

         Section 3.09. ACKNOWLEDGMENT OF TRUST AND REPRESENTATIONS OF THE TRUSTEE. The Trustee acknowledges receipt of notice of Zenith's Beneficial Interest in the Assets, and the Trustee will mark its records, by book-entry or otherwise, to indicate Zenith's Beneficial Interest in the Assets. Without limiting the foregoing, the Trustee agrees to so mark its records relating to the Trust Account and the securities and other investment property and Assets Credited to the Trust Account. As of the date hereof: (a) Zenith's Beneficial Interest in the Assets is identified on the books and records of the Trustee, by book-entry or otherwise; (b) the Trustee has not confirmed an interest in the Trust Account or the Assets Credited to the Trust Account to any person other than to Zenith; and (c) the Trustee's records do not indicate any claim to the Trust Account or the Assets Credited to the Trust Account adverse to that of Zenith nor do they indicate any person, other than Riscorp and Zenith, as having any interest in such Assets or authority to issue instructions or entitlement orders with respect to such Assets or the Trust Account. The Trustee will not take any action to permit anyone other than Zenith simultaneously or subsequently to create or perfect a security interest in the Assets or the Trust Account except as expressly provided in Section 5.02 hereof. The Trustee also hereby subordinates in favor of Zenith any contractual or statutory security interest or lien that the Trustee may acquire with respect to the Assets or the Trust Account. In connection with any investment or reinvestment of any amounts hereunder in Authorized Investments to be held in the Trust Account, Riscorp and the Trustee will take all steps necessary to ensure that such Authorized Investments are Delivered to the Trustee and Credited to the Trust Account. Pursuant to Zenith's agreement with Riscorp, under which, as between Zenith and Riscorp, Zenith agrees that withdrawals may only be made to pay reinsurance premiums due pursuant to the Reinsurance Agreement, the Trustee is authorized and directed by Riscorp, and the Trustee hereby agrees with Riscorp, to comply with and follow (without the necessity of obtaining Riscorp's further consent) any instructions and entitlement orders that Zenith may give with respect to the Trust Account or the Assets Credited to the Trust Account. Until the Trustee receives written instructions from Zenith to the contrary, the Trustee agrees not to permit or allow Riscorp to redeem or to withdraw any of the Assets, or any income or proceeds derived or to be derived therefrom.

         Section 3.10. RELIANCE ON COUNSEL. The Trustee shall be fully protected in relying on any written advice of counsel rendered in conjunction with its duties hereunder.

                                      ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF RISCORP

         Section 4.01. FURTHER ASSURANCES. (a) Riscorp will give notice to the Trustee and Zenith of, and defend the Assets against, any suit, action or proceeding against the Assets or which could adversely affect the interest of the Trustee or Zenith's Beneficial Interest therein.

         (b) Riscorp hereby waives any and all rights of offset, recoupment and counterclaim that it may now or hereafter have against any of the Reinsurance Obligations.

         (c) At any time and from time to time, upon the request of Zenith, and at the sole expense of Riscorp, Riscorp will promptly and duly execute and deliver any and all such further instruments, endorsements, powers of attorney and other documents, make such filings, give such notices and take such further action as Zenith may reasonably deem desirable in obtaining the full benefits of the Transaction Documents and of the rights, remedies and powers herein granted, including, without limitation, the following:

              (i) the filing of any financing statements, in a form acceptable to Zenith under the Uniform Commercial Code in effect in any jurisdiction, with respect to the interests granted hereby. Riscorp also hereby authorizes Zenith to file any such financing statement without the signature of Riscorp to the extent permitted by applicable law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. Riscorp will pay or reimburse Zenith for all filing fees and related expenses;

              (ii) making (or reimbursing Zenith upon demand for making) all searches deemed necessary by Zenith to establish and determine the priority of Zenith's Beneficial Interest or to determine the presence or priority of other secured parties; and

              (iii) furnishing to Zenith from time to time statements and schedules further identifying and describing the Assets and such other reports in connection with the Assets as Zenith may reasonably request, all in reasonable detail and in form satisfactory to Zenith.

         (d) Riscorp will not take or permit to be taken any action which could impair Zenith's Beneficial Interest in the Assets.

         (e) Riscorp will not create, incur or permit to exist, will defend the Assets against, and will take such other action as is necessary to remove, any Lien or claim on or to the Assets, other than the interests created hereby and will defend the right, title and interest of the Trustee, and Zenith in and to any of the Assets against the claims and demands of all Persons whomsoever.

         (f) Riscorp will not sell, transfer, lease or otherwise dispose of any of the Assets, or attempt, offer or contract to do so, except as provided hereunder.

         (g) Riscorp will advise Zenith promptly, in reasonable detail, in accordance with the provisions hereof: (i) of any Lien on, or claim asserted against, any of the Assets and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Assets or on Zenith's Beneficial Interest created hereunder.

         Section 4.02 RECOURSE. Riscorp shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Assets are insufficient to satisfy the Reinsurance Obligations. Riscorp shall also be liable for all expenses of Zenith incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by Zenith to collect such deficiency.

                                      ARTICLE V

                                      INDEMNITY

         Section 5.01. INDEMNITY. (a) Riscorp agrees to indemnify, reimburse and hold the Trustee and Zenith, and their respective officers, directors, employees, representatives and agents (hereinafter in this Section referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, and reasonable costs and expenses, including reasonable fees of counsel) (for the purposes of this Section the foregoing are collectively called "expenses") for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights hereunder, or in any way relating to or arising out of the ownership, delivery, control, acceptance, possession or other disposition of the Assets, the violation of the laws of any country, state or other governmental body or unit, any tort or any contract claim; provided, that Riscorp shall have no obligation to reimburse Zenith for expenses of Zenith's counsel in connection with the preparation and negotiation of this Agreement; provided, further, that no indemnitee shall be indemnified pursuant to this Section for expenses to the extent caused by the negligence or wilful misconduct of such Indemnitee. Riscorp agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, Riscorp shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Riscorp of any such assertion of which such Indemnitee has knowledge. The indemnity provided by this Section shall survive the termination of this Agreement.

         (b) Without limiting the application of clause (a) of this Section, Riscorp agrees to pay, or reimburse Zenith for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection for Zenith's Beneficial Interest in, the Assets, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Assets, premiums for insurance with respect to the Assets and all other fees, costs and expenses in connection with protection, maintaining or preserving the Assets and Zenith's Beneficial

Interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Assets.

         (c) Without limiting the application of clauses (a) and (b) of this Section, Riscorp agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Riscorp in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

         (d) if and to the extent that the obligations of Riscorp under this Section are unenforceable for any reason, Riscorp hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         Section 5.02. INDEMNITY OBLIGATIONS SECURED BY ASSETS; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute obligations of Riscorp secured by the Assets.
The indemnity obligations of Riscorp contained in this Article shall continue in full force and effect notwithstanding the full payment and performance of the Reinsurance Obligations and notwithstanding the discharge thereof.

                                      ARTICLE VI

                                    MISCELLANEOUS

         Section 6.01. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be delivered personally (by courier or otherwise), telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails, as follows:

         (1)  If to Zenith to:

              Zenith Insurance Company
              21255 Califa Street
              Woodland Hills, CA  91367-5021
              Attention:  Stanley R. Zax
              Telecopier No.:  (818) 713-0177

              With a concurrent copy to:

              LeBoeuf, Lamb, Greene & MacRae, L.L.P.
              125 West 55th Street
              New York, NY  10019-5389
              Attention:  Alexander M. Dye, Esq.
              Telecopier No.:  (212) 424-8500

         (2)  If to Trustee to:

              First Union National Bank
              225 Water Street
              Third Floor
              Jacksonville, FL  32202
              Attention:  Donnie Hurrelbrink
              Telecopier No.:  (904) 361-7735

              with a concurrent copy to:

              Irv Weinstein
              Rogers, Towers, Bailey, Jones & Gay
              1301 Riverplace Boulevard
              Suite 1500
              Jacksonville, FL 32207
              Telecopier  No.:  (904)-396-0663

         (3)  If to Riscorp to:

              RISCORP, Inc.
              1390 Main Street
              Sarasota, FL  34236
              Attention:  Walter Riehemann, Esq.
              Telecopier No.:  (941) 362-6120

              With a concurrent copy to:

              Alston & Bird
              One Atlantic Center
              1201 West Peachtree Street
              Atlanta, GA  30309
              Attention:  J. Vaughan Curtis, Esq.
              Telecopier No.:  (404) 881-7777

              Polsinelli, White, Vardeman & Shalton
              Suite 1000 Plaza Steppes
              700 West 47th Street
              Kansas City, MO 64112-1802
              Attention:  Robert B. Sullivan, Esq.
              Telecopier No.:  (816) 753-1536

         Any party may, by notice given in accordance with this Agreement to the other parties, designate another address or person for receipt of notices hereunder.

         Section 6.02. TERMINATION. This Agreement shall be terminated upon Trustee's receipt of a certificate substantially in the form of Exhibit A hereto (a "Termination Certificate") signed by a duly authorized officer of Zenith and a duly authorized officer of Riscorp. Within 10 days of the termination of this Agreement, Trustee shall transfer, pay over and deliver to Zenith or Riscorp, as applicable, all right, title and interest in the remaining assets of the Trust Account in exchange for a written receipt from the receiving party. The Department shall, not less than 30 days prior to Zenith's delivery of a Termination Certificate to the Trustee, be provided with a copy of such Termination Certificate and notified in writing by Zenith of its intention regarding termination of the Trust Account.

         Section 6.03. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA AND, WITH RESPECT TO ANY ASSETS CONSISTING OF AUTHORIZED INVESTMENTS THAT ARE SUBJECT TO FEDERAL "BOOK ENTRY" REGULATIONS, BY FEDERAL LAW, WHICH INCORPORATES REVISED ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE.

         Section 6.04. AMENDMENT. This Agreement may be amended at any time by written agreement signed by Zenith and Riscorp and delivered to Trustee; PROVIDED, HOWEVER, that no such amendment shall affect the powers, rights or duties of Trustee without Trustee's written consent.

         Section 6.05. AGREEMENT FOR BENEFIT OF ZENITH. This Agreement shall be for the sole use and benefit of Zenith and the Trustee. The powers conferred on Zenith hereunder are solely to protect Zenith's Beneficial Interest in the Assets and shall not impose any duty upon Zenith to exercise any such powers. Zenith shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Zenith nor any of its officers, directors, employees or agents shall be responsible to Riscorp for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. As used herein, the term "Zenith" shall include any successor to Zenith by operation of law, including, without limit, any liquidator, rehabilitator, receiver or conservator.

         Section 6.06. LIMITATION ON DUTIES REGARDING PRESERVATION OF ASSETS. The sole duty of the Trustee with respect to the custody, safekeeping and physical preservation of the Assets in its possession shall be to deal with it in the same manner as the Trustee with similar property for its own account. The Trustee shall not have any obligation to take any steps to preserve rights against prior parties to any Assets. Neither the Trustee, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Assets upon the request of Riscorp or otherwise.

         Section 6.07. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, RISCORP HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH ZENITH'S TAKING POSSESSION OR ZENITH'S DISPOSITION OF ANY OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY

PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH RISCORP WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE STATES OR OF ANY STATE, AND RISCORP HEREBY FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW:

         (a) all damages occasioned by such taking of possession except any damages which are the direct result of the negligence or willful misconduct of the Trustee or Zenith;

         (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the rights of Zenith hereunder;

         (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration presentment, protest, advertisement or notice of any kind to or upon Riscorp or any other Person; and

         (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement, the absolute sale of the Assets or any portion thereof, and Riscorp, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

         Section 6.08. ENTIRE AGREEMENT. This Agreement is not subject to any conditions or qualifications outside this Agreement. This Agreement constitutes the entire agreement of the parties and no other documents will be referred to or apply.

         Section 6.09. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         Section 6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                             ZENITH INSURANCE COMPANY, as beneficiary



                             By  /s/ Stanley R. Zax
                                ----------------------------------
                                 Name:  Stanley R. Zax
                                 Title:  Chairman & President


                             RISCORP PROPERTY & CASUALTY
                               INSURANCE COMPANY, as grantor



                             By /s/ Frederick Dawson
                                -----------------------------------
                                 Name:  Frederick Dawson
                                 Title:  Chief Executive Officer


                             FIRST UNION NATIONAL BANK, as trustee



                             By /s/ Donald T. Hurrelbrink
                                ------------------------------------
                                 Name:  Donald T. Hurrelbrink
                                 Title:  Assistant Vice President

                                                                   Exhibit A


                               TERMINATION CERTIFICATE

    Each of the undersigned, the [insert position] and a duly authorized officer of Zenith Insurance Company ("Zenith"), the [insert position] and a duly authorized officer of RISCORP Property & Casualty Insurance Company ("RP&C"), do hereby certify as follows:

    (1) The Interim Reinsurance Agreement dated as of June 18, 1997 by and among Zenith and RISCORP Insurance Company and RP&C has been terminated in accordance with the provisions thereof.

    (2) The Trustee is directed to transfer all assets remaining in the Trust Account as follows: [wire transfer instructions]

    This Certificate is a "Termination Certificate" within the meaning of
Section 6.02 of the Trust Agreement dated as of June 18, 1997 entered into by and among Zenith, RP&C and First Union National Bank, as a trustee.

Dated: _______________________         ________________________________
                                       Name:
                                       Title:
                                       Zenith Insurance Company


Dated: _______________________         ________________________________
                                       Name:
                                       Title:
                                       RISCORP Property & Casualty
                                         Insurance Company

                                                              EXECUTION COPY
                                                                     7/10/97

===============================================================================







                                   AMENDMENT NO. 1

                                          to

                                   TRUST AGREEMENT


                                     by and among


              RISCORP PROPERTY & CASUALTY INSURANCE COMPANY, as grantor,

                                         and

                      ZENITH INSURANCE COMPANY, as beneficiary,

                                         and

                        FIRST UNION NATIONAL BANK, as trustee




                              Dated as of June 18, 1997




===============================================================================

                                    AMENDMENT NO. 1
                                         to
                                   TRUST AGREEMENT

         THIS AMENDMENT NO. 1 TO TRUST AGREEMENT (this "Amendment No. 1"), dated as of June 18, 1997, is entered into by and among RISCORP PROPERTY & CASUALTY INSURANCE COMPANY, a stock insurance company organized under the laws of the State of Florida ("Riscorp"), as grantor, and ZENITH INSURANCE COMPANY, a stock insurance company organized under the laws of the State of California ("Zenith"), as beneficiary, and FIRST UNION NATIONAL BANK, as trustee, a national banking association organized and existing under the laws of the United States of America ("Trustee").

                                 W I T N E S S E T H

         WHEREAS, Zenith and Riscorp have entered into an Interim Reinsurance Agreement dated as of June 18, 1997 (the "Reinsurance Agreement"), pursuant to which Zenith has agreed to accept reinsurance ceded by Riscorp;

         WHEREAS, Zenith, Riscorp and Trustee have entered into a Trust Agreement dated as of June 18, 1997 (the "Trust Agreement"), in order to establish a trust account for the benefit of Zenith to assure that Zenith will have access to sufficient assets in the event that Riscorp becomes unable to meet its obligations under the Reinsurance Agreement to pay reinsurance premiums to Zenith; and

         WHEREAS, Zenith Riscorp and Trustee desire to amend the Trust Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                      ARTICLE I

                                      AMENDMENTS

         Section 1.01. Article I of the Trust Agreement is hereby amended by deleting the definition of "Securities" in its entirety and, in lieu thereof, replacing it with the following definition of "Securities":

         "SECURITIES" means securities with a rating of AA or better by Standard & Poors Corporation, and any and all related security entitlements. In determining whether any securities are rated AA or better by Standard & Poors Corporation, the Trustee shall be fully protected in relying on any written advice of Zenith.

         Section 1.02. Article II, Section 2.01 of the Trust Agreement is hereby amended by adding the word "second" on the sixth line thereof before the words "Business Day."

                                      ARTICLE II

                                    MISCELLANEOUS

         2.01. OTHER TERMS AND CONDITIONS RATIFIED AND CONFIRMED. Except as amended in Article I above, all other terms and conditions of the Trust Agreement are hereby ratified and confirmed by Zenith, Riscorp and Trustee, and shall remain in full force and effect.

         2.02. COUNTERPARTS. This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                             ZENITH INSURANCE COMPANY, as beneficiary


                             By  /s/ Stanley R. Zax
                                --------------------------------------
                                 Name:  Stanley R. Zax
                                 Title:   Chairman & President


                             RISCORP PROPERTY & CASUALTY INSURANCE
                                COMPANY, as grantor


                             By /s/ Frederick Dawson
                                ---------------------------------------
                                 Name: Frederick Dawson
                                 Title:   Chief Executive Officer


                             FIRST UNION NATIONAL BANK, as trustee


                             By /s/ Donald T. Hurrelbrink
                                ---------------------------------------
                                 Name: Donald T. Hurrelbrink
                                 Title:   Assistant Vice President

                                       -2-